Acquisition of Tintic Consolidated Metals LLC (Tables)	12 Months Ended
Dec. 31, 2022
Acquisition of Tintic Consolidated Metals LLC
Schedule of purchase price allocation

Consideration paid	$

Issuance of 12,049,449 common shares of Osisko Development	109,656
Cash	63,881
Convertible instruments (i)	10,827
Fair value of deferred consideration of US$12.5 million	13,414
Fair value of other contingent payments, rights and obligations	1,695
199,473

Net assets acquired	$

Cash	871
Other current assets	1,834
Mining assets	169,175
Plant and equipment	13,054
Exploration and evaluation	38,508
Other non-current assets	1,735
Current liabilities	(1,322)
Non-current liabilities	(4,925)
Deferred income tax liability	(19,457)
199,473

(i)Represents the convertible instruments amounting to US$8.5 million ($10.8 million) issued to the sellers prior to the closing of the Tintic Transaction , which were part of the acquisition price.